Exhibit 10.19

NOTICE D'INFORMATION

GENERALI
Solutions d'assurances

AGILENT - Convention N°08000072223

Notice d’information contrat retraite Tranche C

« LA RETRAITE »

CONDITIONS GENERALES

« LA RETRAITE » est une Convention de Retraite d’Entreprise régie par le Code des Assurances, par les conditions ci-après, par le certificat d’adhésion de l’Entreprise et par les certificats individuels établis pour chaque Participant.

« LA RETRAITE » repose sur la bonne foi des parties et de chaque Participant.

Elle a pour objet de garantir au Participant :

•                  La constitution d’une retraite (p. 5)

•                  Le paiement d’une rente à vie au conjoint et la réversion à 60% dès le décès du Participant (P. 6)

•                  L’exonération du paiement des cotisations, avec progression de la retraite et des garanties, en cas d’arrêt de travail ou d’invalidité (p. 7)

•                  La répartition annuelle d’au moins 90% de tous les bénéfices (P. 8)

•                  La possibilité d’effectuer des versements exceptionnels (p. 9)

GENERALITES

AFFILIATION

L’affiliation de chaque Participant, confirmée par un certificat individuel, est subordonnée aux conditions suivantes :

•                                       Paiement par l’Entreprise d’un acompte sur cotisation

•                                       Souscription par le Participant d’un bulletin individuel d’affiliation fourni par GENERALI

•                                       Justification d’un état de santé jugé satisfaisant au moyen de déclarations et d’examens médicaux fixés par GENERALI.

L’affiliation d’un Participant entraîne l’entrée en vigueur immédiate de toutes les garanties.

PARTICIPANT CELIBATAIRE, VEUF OU DIVORCE

Si le Participant est célibataire, veuf ou divorcé toutes les garanties relatives au conjoint sont annulées.

EVENEMENTS ASSURES

DECES

La garantie de GENERALI est acquise en cas de décès du Participant quelles qu’en soient les causes et circonstances sauf les exceptions ci-après :

•                                       Le suicide pendant les deux années suivant la date d’affiliation

•                                       Le risque de guerre étrangère, sauf dans le cas où interviendrait une législation contraire

INVALIDITE

L’invalidité permanente résultant d’un accident ou d’une maladie est évaluée au plan fonctionnel (physique ou mental) de 0 à 100% en dehors de toute considération de ressources ou de profession, en se référant au Guide-barème de la Loi du 31 Mars 1919, modifié ou complété au jour de l’évaluation.

L’invalidité permanente est dite totale si le degré d’invalidité est supérieur ou égal à 66%. Elle est dite partielle si le degré d’invalidité est inférieur à 66% mais supérieur ou égal à 33%. Elle n’est pas prise en considération si le degré d’invalidité est inférieur à 33%.

ARRET DE TRAVAIL

Le Participant est considéré en arrêt de travail si, à la suite d’un accident ou d’une maladie, il est dans l’impossibilité, reconnue par la Sécurité sociale, de travailler.

RISQUES EXCLUS

Sont exclus des garanties invalidité et arrêt de travail les conséquences des évènements suivants :

•                              Tentative de suicide ou fait volontaire du Participant

•                              Guerre étrangère ou civile

•                              Affections ou accidents antérieurs à la date d’affiliation

FORMALITES

Le décès du Participant ou de son conjoint doit être notifié à GENERALI par écrit, cette notification étant accompagnée ou suivie de la remise du certificat individuel d’affiliation, de l’acte de décès et d’un certificat médical.

Tout accident ou maladie pouvant entraîner l’application des garanties doit être notifié à GENERALI par écrit, dans un délai de deux mois. Passé ce délai, l’accident ou la maladie est réputé survenu le jour de la notification.

Cette notification doit être accompagnée ou suivie de la remise d’un certificat médical détaillé (description, date des premiers symptômes, conséquences probables).

Pour le paiement de la retraite, le Participant doit faire parvenir à GENERALI son certificat individuel d’affiliation et une fiche d’état-civil.

Pour le paiement de la rente à vie ou de la retraite de réversion, le conjoint doit faire parvenir à GENERALI une fiche d’état-civil.

Le bénéficiaire de la retraite ou de la rente doit adresser chaque année à GENERALI l’avis d’imposition ou de non imposition relatif aux revenus de l’avant-dernière année civile.

SALAIRE

Le salaire d’un Participant est sa rémunération brute définie comme assiette de la taxe sur les salaires par le Code Général des Impôts et ses annexes, sans égard à la circonstance que l’employeur peut, dans certains cas, ne pas être effectivement redevable de cette taxe.

COTISATIONS

Les cotisations sont déterminées par application de taux uniformes, fixés au certificat d’adhésion de l’Entreprise, aux tranches correspondantes du salaire du Participant.

Les cotisations sont payables par trimestres civils échus.

Un acompte sur cotisation, de l’ordre d’un trimestre, est payable pour chaque Participant à la date de son affiliation pour l’entrée en vigueur immédiate des garanties. Son montant est déduit de la cotisation trimestrielle suivante.

Les cotisations, ainsi que les taxes récupérables qui pourraient être instituées, sont à la charge de l’Entreprise et payables au Siège Social de GENERALI.

Si, trente jours après une échéance, la cotisation n’est pas payée, GENERALI adresse à l’Entreprise une lettre recomma ndée l’invitant à s’acquitter de son montant. A défaut de paiement, la Convention est dénoncée quarante jours après la date d’envoi de cette lettre recommandée.

DEPART D’UN PARTICIPANT

Le départ d’un Participant de l’Entreprise, pour toute autre cause que le départ à la retraite, le décès ou l’invalidité, entraîne la radiation du Participant.

DENONCIATION

La Convention peut être dénoncée au 31 décembre de chaque année par lettre recommandée adressée par l’une ou l’autre des parties au moins trois mois à l’avance.

La dénonciation de la Convention entraîne la radiation de tous les Participants cotisants.

MAINTIEN DES AFFILIATIONS

En cas de dénonciation par GENERALI, pour une autre cause que le non-paiement des cotisations, l’Entreprise peut demander le maintien des affiliations en cours.

Dans tous les cas, un Participant peut empêcher sa radiation en se substituant à l’Entreprise pour le paiement de ses cotisations.

CONSTITUTION DE LA RETRAITE

RETRAITE DE BASE

Chaque cotisation permet l’acquisition d’une fraction de retraite selon le barème annexé page 10 (Cotisations trimestrielles)

La retraite de base est égale à la somme des fractions de retraite acquises chaque année.

PAIEMENT DE LA R ETRAITE

La retraite est payée à la fin de chaque mois. Le premier versement est effectué à la fin du mois au cours duquel le Participant atteint son 65ème anniversaire. Les versements sont acquis à vie. Le dernier versement a lieu le dernier jour du mois précédant le décès.

PRERETRAITE — PROROGATION

Tout participant peut modifier la date de son départ à la retraite à partir de son 60ème anniversaire.

En cas de préretraite, GENERALI réduit le montant de la retraite de 5% par année d’anticipation.

Au-delà du 65ème anniversaire, la prorogation est faite d’année en année. A chaque prorogation, le montant atteint par la retraite est majoré de 6% et augmenté de la fraction de retraite de l’année.

RADIATION

En cas de radiation, la retraite de base à cette date est définitivement acquise, sans pénalité.

RENTE A VIE DU CONJOINT ET REVERSION

DECES DU PARTICIPANT AVANT LA RETRAITE

Les cotisations relatives à ce Participant cessent d’être dues et GENERALI verse immédiatement au conjoint une rente à vie.

Le montant de cette rente est égal à 60% de la retraite de base acquise au décès.

DECES DU PARTICIPANT PENDANT LA RETRAITE

GENERALI verse immédiatement au conjoint du Participant une retraite de réversion égale à 60% de celle que percevait le Participant.

PAIEMENT DE LA RENTE A VIE OU DE LA RETRAITE DE REVERSION

La rente à vie ou la retraite de réversion est payée à la fin de chaque mois. Le premier versement est effectué à la fin du mois au cours duquel le Participant est décédé. Les versements sont acquis à vie. Le dernier versement a lieu le dernier jour du mois précédant le décès du conjoint.

DECES DU CONJOINT — DIVORCE — MARIAGE

En cas de décès du conjoint ou de divorce, le montant de la retraite de base n’est pas modifié mais la retraite de réversion est supprimée.

En cas de mariage plus de cinq ans avant la retraite, le montant de la retraite de base n’est pas modifié et le conjoint bénéficie de la rente à vie et de la retraite de réversion.

En cas de mariage moins de cinq ans avant la retraite ou pendant celle-ci, le montant de la retraite de base n’est pas modifié mais il n’y a pas de retraite de réversion.

ARRET DE TRAVAIL — INVALIDITE

EXONERATION DU PAIEMENT DES COTISATIONS

GENERALI exonère temporairement l’Entreprise du paiement des cotisations relatives à un Participant en arrêt de travail deux mois après le début de cet arrêt et pendant toute sa durée.

GENERALI exonère totalement l’Entreprise du paiement des cotisations relatives à un Participant en invalidité permanente et totale dès que celle-ci est prouvée.

GENERALI exonère partiellement l’Entreprise du paiement des cotisations relatives à un Participant en invalidité permanente et partielle, dès que celle-ci est prouvée. Les cotisations sont déterminées sur la base de la cotisation annuelle précédant le début de l’exonération, réduite d’un pourcentage égal au degré d’invalidité.

PROGRESSION DE LA RETRAITE ET DES GARANTIES

Pendant la période d’exonération du paiement des cotisations, la constitution de la retraite se poursuit sur la base de la cotisation annuelle précédant le début de l’exonération, avec progression de toutes les garanties.

En cas de dénonciation de la Convention, la radiation ne peut intervenir qu’à la fin de la période d’exonération.

En cas d’exonération partielle et de non-paiement de la cotisation réduite, la constitution de la retraite se poursuit sur la base de la partie exonérée de la cotisation.

PARTICIPATION AUX BENEFICES

FONDS DE REVALORISATION

Les provisions constituées au titre des conventions « LA RETRAITE » sont investies par GENERALI sur le marché financier et immobilier, conformément à la législation en vigueur.

GENERALI s’engage à verser chaque année au moins 90% de tous les bénéfices financiers et techniques réalisés sur l’ensemble des co nventions « LA RETRAITE » à un fonds de revalorisation.

Le montant de ce fonds permet de créditer les provisions des intérêts réglementaires et de majorer les retraites de base, les retraites en cours de service, les rentes à vie des conjoints survivants, et les cotisations exonérées. Les majorations définies ci-dessous ne sont effectuées que dans la limite des disponibilités du fonds de revalorisation.

INDICE

L’indice attaché à une année civile est la valeur du point de retraite des Cadres au 1er Juillet de l’année précédente.

MAJORATIONS DES RETRAITES ET DES RENTES

Chaque fraction de retraite est majorée chaque année par GENERALI selon le rapport entre l’indice de l’année en cours et celui de l’année d’acquisition de la fraction de retraite.

En cas d’attribution d’une majoration légale aux retraites ou aux rentes, GENERALI complète celle-ci au niveau ci-dessus défini.

MAJORATION DES COTISATIONS EXONEREES

Les cotisations exonérées sont majorées chaque année par GENERALI selon le rapport entre l’indice de l’année en cours et l’indice de l’année de début de l’exonération.

En cas d’exonération partielle, l’Entreprise doit majorer chaque année la fraction de cotisation à sa charge dans la même proportion que la fraction exonérée.

RADIATION

En cas de radiation, seule est versée la retraite de base, sans majoration.

Toutefois, les majorations s’appliquent à ceux des Participants dont les cotisations ont été acquittées pendant quinze ans au moins et à tous les Participants dans les cas ci-après :

•                              Cessation d’activité de l’Entreprise après trois années de cotisation

•                              Dénonciation de la Convention par GENERALI pour une autre cause que le non-paiement des cotisations.

VERSEMENTS EXCEPTIONNELS

L’Entreprise ou le Participant ont la possibilité d’effectuer des versements exceptionnels avant la retraite de celui-ci.

Ces versements permettent l’acquisition de fractions de retraite supplémentaires s’ajoutant à la retraite de base.

Ces fractions de retraite sont calculées selon le barème annexé page 10 (Versements exceptionnels)

Ces versements exceptionnels ne donnent pas lieu à l’exonération avec progression de la retraite et des garanties prévue au chapitre « Arrêt de travail, invalidité » (page 7).

LA RETRAITE

Age du Participant	Fraction de retraite annuelle pour € 1.000 de cotisation
(1)	Cotisations trimestrielles	Versements exceptionnels
Ans	€	€
18	211	226
19	207	222
20	203	217
21	199	213
22	195	209
23	191	205
24	188	201
25	184	197
26	180	193
27	176	189
28	173	185
29	169	181
30	166	178
31	162	174
32	158	169
33	155	166
34	151	162
35	148	159
36	145	155
37	141	151
38	138	148
39	135	145
40	132	141
41	128	137
42	125	134
43	122	131
44	119	127
45	116	124
46	113	121
47	111	119
48	108	116
49	105	112
50	102	109
51	100	107
52	97	104
53	94	101
54	92	99
55	89	95
56	87	93
57	84	90
58	82	88
59	80	86
60	77	82
61	75	80
62	73	78
63	71	76
64	68	73
PROROGATION
65	70	75
66	72	77
67	74	79
68	77	82
69	80	86

(1) l’âge du Participant considéré au cours d e l’année d’acquisition de la fraction de retraite est déterminé par différence entre le millésime de l’année et celui de l’année de naissance du Participant.

Génération responsable

GENERALI
Solutions d'assurances

Generali Vie
Société appartenant au Groupe Generali
Immatriculé sur le registre italien des groupes d'assurances
Société anonyme au capital de 285 863 760 euros
Entreprise régie par le Code des assurances
602 062 481 RCS Paris